UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      January 26, 2011 (January 24, 2011)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-49669                 30 0658859
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                  10019
   (Address of principal executive offices)                       (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))
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ITEM 8.01 OTHER EVENTS

On January 24, 2011, Imperia Masonry Supply Corp. ("IMSC"), a wholly-owned subsidiary of Amincor, Inc., issued a press release announcing David C. Raymes as the new president of IMSC. Additionally, Mr. Raymes has been named to the Board of Directors of IMSC. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     99.1      Press Release, dated January 24, 2011

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMINCOR, INC.


Date: January 26, 2011                       By: /s/ John R. Rice, III
                                                 -------------------------------
                                                 John R. Rice, III
                                                 President

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